SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported): April 2, 2003
                                                          --------------





                               CAPITAL TRUST, INC.
                               -------------------
             (Exact Name of Registrant as specified in its charter)





         Maryland                      1-14788                  94-6181186
----------------------------      ------------------        ------------------
(State or other jurisdiction       (Commission File            (IRS Employer
     of incorporation)                  Number)             Identification  No.)




                 410 Park Avenue, 14th Floor, New York, NY 10022
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (212) 655-0220
                                                          ---------------



                                      N/A
                                   ----------
         (Former name or former address, if changed since last report):

Item 5.     Other Events.

      At a special meeting of the stockholders (the "Special Meeting") of Capital Trust, Inc. (the "Company") held on April 2, 2003, the stockholders approved the following proposals:

      o a proposal to amend and restate the Company's charter to make amendments necessary in connection with the Company's election to be taxed as a real estate investment trust ("REIT") and to simplify the Company's capital structure by eliminating from the Company's charter the authorized but unissued class B common stock ("Proposal 1"), and

      o     a proposal to further amend the Company's charter to effect a one
            (1) for three (3) reverse stock split and a corresponding reduction in the Company's stated capital ("Proposal 2").

      Following stockholder approval on April 2, 2003, the Company filed with the State Department of Assessments and Taxation of Maryland ("Maryland Department of Assessments and Taxation") articles of amendment and restatement (the "Articles of Restatement") with respect to the amended and restated charter contained in Proposal 1 and articles of amendment ("Articles of Amendment") with respect to the reverse stock split contained in Proposal 2.

      The Articles of Restatement and the Articles of Amendment were accepted for record by the Maryland Department of Assessments and Taxation and are effective as of April 2, 2002. The Articles of Restatement and the Articles of Amendment are attached hereto as Exhibit 3.1.a and Exhibit 3.1.b, respectively, and each is incorporated herein by reference.

      Pursuant to the reverse stock split, three (3) shares of the Company's outstanding class A common stock automatically convert into one (1) share of class A common stock. The reverse stock split became effective as of the acceptance for record of the Articles of Amendment by the Maryland Department of Assessments and Taxation on April 2, 2003. Trading on the New York Stock Exchange on a post-reverse stock split basis will commence on April 3, 2003.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

        Exhibit No.   Description
        -----------   -----------

           3.1.a      Articles of Amendment and Restatement
           3.1.b      Articles of Amendment

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                    CAPITAL TRUST, INC.


                                    By:       /s/ John R. Klopp
                                       ---------------------------
                                       Name:  John R. Klopp
                                       Title:   Chief Executive Officer




Date: April 2, 2003